Shareholders' Equity (Details) - Schedule of share-based compensation expenses - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule of Share Based Compensation Expenses [Abstract]
Cost of revenue		$ 99	$ 51
Research and development		4,806	3,248	3,384
Sales and Marketing	[1]	997	2,442	9,252
General and administrative		12,721	13,065	12,145
Total		$ 18,623	$ 18,806	$ 24,781

[1]	On October 26, 2020, the Company entered into an amendment to a business development agreement (“the BD Agreement”) dated February 4, 2020 with two service providers pursuant to which the Company paid an aggregate one-time payment of $400 thousand plus VAT and issued to them warrants to purchase an aggregate of 650,000 ordinary shares at an exercise price of $18 per share with a graded vesting ending 10 weeks following the grant date (subject to a standard cashless exercise provision) and expiration date of November 8, 2024. As a result, the Company recorded an expense of $6.1 million for the warrants granted. The service providers waived any and all past, present and future compensation to which they are or may be entitled pursuant to the BD Agreement and all activities undertaken on behalf of the Company, including the right to a percentage from future revenues from any of the Company’s systems and the issuance of warrants.